Exhibit 10.4 - Modification of Promissory Note and Agreements thereto.

MODIFICATION OF PROMISSORY NOTE

AND SECURITY AGREEMENT

THIS MODIFICATION TO PROMISSORY NOTE AND SECURITY AGREEMENT ("Modification") is made and entered into this 23rd day of September, 2004, by and between Tri-State Media Corporation, a Utah corporation, and E. Morgan Skinner, Jr., ("Borrowers"), and US Capital, Incorporated, a Colorado corporation ("Lender"), whose mutual covenants and representations ate herein set forth.

RECITALS:

A   Borrowers executed and delivered to Lender a Promissory Note dated July 23, 2004 in the principal amount of Three Hundred Sixty Five Thousand Five Hundred and No/100 Dollars ($365,500.00) (the “Note”), which Note is due and payable in full on July 23, 2005.

B   The principal amount currently owing under the Note is $365,500.00 as of the date of this Modification.

C   Borrowers have requested that Lender advance additional funds, in. the amount of $209,000, on the Note.

D   Subject to Borrowers' compliance with the terms set forth herein, Lender has agreed to increase the principal balance on the loan.

E   The Note is secured by a Security Agreement, dated July 23, 2004, and a Guaranty Agreement and a Guaranty and Security Agreement, each dated July 23, 2004, by Legacy Communications Corporation and Diamond Broadcasting Corporation, respectively.

IT IS HERBY AGREED BY AND BETWEEN THE PARTIES AS FOLLOWS:

1.  Payment of Lender's Expenses and Fees.  In consideration for Lender's advance of additional funds on the Note, Borrowers agree to pay Lender's expenses and fees as itemized on the Loan Advance Settlement Statement of even date herewith.

2.    Increase of Principal Balance.  The principal balance owing on the Note, as of the date of this Modification, is increased to Five Hundred Seventy Four Thousand Five Hundred and No/100 Dollars ($574,500.00).

Modification of Promissory

Now and Security Agreement

3.   Additional Collateral.  In consideration for Lender's increasing the principal balance of the Note, as set forth above, Diane B. Rhodes agrees to execute, for the benefit of Lender and Borrowers, a 2nd Trust Deed, together with an Assignment of Rents, encumbering the real property legally described as follows:

ALL OF LOT 28, PLAT “B”, HILL CREST ACRES EAST SUBDIVISION, AMERICAN FORK, UTAH, ACCORDING TO THE OFFICIAL PLAT THEREOF ON FILE IN THE OFFICE OF THE RECORDER OF UTAH COUNTY, UTAH.
(otherwise known as: 33 East 1380 North, American Fork, UT84003)

as additional collateral for the Note.

4.  Principal Paydown.  Borrowers agree to make a principal paydown, in the amount of $209,000, on or before November 24, 2004. Failure to make said payment of principal will constitute an event of default under the Promissory Note.

5.  Evidence of Deposit.  Borrowers agree to provide written evidence to Lender, on or before Tuesday, October 28, 2004, of the fact that a $209,000 deposit was made to the proper FCC account, relating to Auction Number 37 by the FCC, by Intermountain Media LLC. Failure to provide written evidence will constitute an event of default under the Promissory Note.

6.  Estoppel.  Borrowers and Guarantors hereby represent that Lender has in no way defaulted under the terms of the Promissory Note or the Security Agreement, and that there exists no offset, clam of offset, set off, or defense to the enforcement of the Promissory Note or the Security Agreement, and that no condition exists as of the date hereof which condition would give rise to any such claim of offset, set off, or defense.

7.  Miscellaneous.  Except as specifically set forth herein, the Promissory Note and Security Agreement, as well as the Guaranty Agreement and the Guaranty and Security Agreement, and all terms therein shall continue in full force and effect, unmodified and unaltered.

[SIGNATURES ON FOLLOWING PACES.]

Modification of Promissory

Note and Security Agreement

BORROWERS:

Tri-State Media Corporation, a

Utah corporation

By:

/s/ E. Morgan Skinner, Jr.

EV President

State of Utah

County of Washington

The foregoing instrument was acknowledged and subscribed before me this 23rd  day of September, 2004 by E. Morgan Skinner, as EV President of Tri-State Media Corporation.

My commission expires: 5/21/2005

/s/ Notary

{seal}

/s/ E. Morgan Skinner, Jr.

E. Morgan Skinner, Jr.

State of Utah

County of Washington

The foregoing instrument was acknowledged and subscribed before me this 23rd  day of September, 2004 by E. Morgan Skinner, Jr.

My commission expires: 5/21/2005

/s/ Notary

{seal}

Modification of Promissory

Note and Security Agreement

GUARANTORS ACKNOWLEDGE AND AGREE that their guaranties, previously executed on July 23, 2004, shall attach to this Modification and specifically, without limitation, cover the increased principal amount totaling $574,500.

Legacy Communications Corporation, a

Utah corporation

By:

/s/ E. Morgan Skinner, Jr.

President

State of Utah

County of Washington

The foregoing instrument was acknowledged and subscribed before me this 23rd  day of September, 2004 by E. Morgan Skinner, as President of Legacy Communications Corporation, a Utah corporation.

My commission expires: 5/21/2005

/s/ Notary

{seal}

Diamond Broadcasting Corporation, a

Utah corporation

By:

/s/ E. Morgan Skinner, Jr.

President

State of Utah

County of Washington

The foregoing instrument was acknowledged and subscribed before me this 23rd  day of September, 2004 by E. Morgan Skinner, as President of Diamond Broadcasting Corporation, a Utah corporation.

My commission expires: 5/21/2005

/s/ Notary

{seal}

Modification of Promissory

Note and Security Agreement

LENDER:

US Capital, Incorporated, a

Colorado corporation

By: /s/

         Lee D Weinstein, President

State of Utah

County of Washington

The foregoing instrument was acknowledged and subscribed before me this ____ day of ________, 2004 by Lee D Weinstein, as President of US Capital, Incorporated, a Colorado corporation.

My commission expires: ___________

Notary